UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2020

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o IBIS Capital Limited

22 Soho Square

London, W1D 4NS

United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2020, the Registration Statement on Form S-1 (SEC File No. 333-249098) (the “Registration Statement”) relating to the initial public offering of units of EdtechX Holdings Acquisition Corp. II (the “Company”) was declared effective.

On December 10, 2020 the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on December 10, 2020. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated December 10, 2020 as filed with the SEC on December 11, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and Jefferies LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement between the Company and certain security holders.

10.3	Administrative Services Agreement.

10.4	Letter Agreement between the Company, IBIS Capital Sponsor II EdtechX LLC and MIHI LLC.

10.5	Form of Indemnification Agreement.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2020

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name: Benjamin Vedrenne-Cloquet
Title: Chief Executive Officer

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